MFS(R) Government Securities Fund

                      Supplement to the Current Prospectus

Effective April 1, 2006, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Manager

Information regarding the portfolio manager of the fund is set forth below. Further information regarding the fund's portfolio manager, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager                   Primary Role            Since     Title and Five Year History
Geoffrey L. Schechter,           Portfolio Manager          April     Senior  Vice  President  of MFS;  employed in the
Supported   by  the   Fixed                                 2006      investment management area of MFS since 1993.
Income Strategy Group


                 The date of this Supplement is March 28, 2006.